UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2017

Date of reporting period :	March 1, 2016 — February 28, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Floating Rate Income Fund

Annual report
2 | 28 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PFLRX

Putnam
Floating Rate
Income Fund

Annual report
2 | 28 | 17

Consider these risks before investing: The value of securities in the fund’s portfolio may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Floating rate loans may reduce, but not eliminate, interest-rate risk. These loans are typically secured by specific collateral or assets of the issuer. (Holders of the loan, such as the fund, have a priority claim on those assets in the event of the issuer’s default or bankruptcy.) Value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. You can lose money by investing in the fund.

Message from the Trustees

April 12, 2017

Dear Fellow Shareholder:

The early months of 2017 have been generally positive for investor sentiment and financial market performance. Many market indexes have achieved new record highs with relatively low volatility, in contrast to the bouts of uncertainty and turbulence that tested global financial markets in 2016. It is worth noting, however, that the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic and political risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your goals, we also believe it is a good idea to speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

About the fund

A specialized income fund that focuses primarily on bank loans

Putnam Floating Rate Income Fund focuses on a special class of bonds known as floating-rate bank loans. These are loans issued by banks to corporations. Interest rates on these loans "float" in that they periodically adjust to reflect changes in short-term rates. When rates rise, floating-rate loans pay a higher yield. With this feature, these loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds.

The fund's managers each have more than 30 years of investment experience

Paul D. Scanlon, CFA
Co-Head of Fixed Income
Industry since 1986
At Putnam since 1999

Norman P. Boucher
Portfolio Manager
Industry since 1985
At Putnam since 1998

Robert L. Salvin
Portfolio Manager
Industry since 1986
At Putnam since 2000

"The unique properties of floating-rate bank loans can make them an attractive complement to fixed-rate securities in an income-oriented portfolio."

2 Floating Rate Income Fund

Bank loans rank high in a company's capital structure

HIGHER PROTECTION
BANK LOANS
Have first claims on a company's cash flows; typically backed by collateral.
HIGH-YIELD BONDS
Pay greater income than bank loans to compensate investors for increased credit risk.
CONVERTIBLES
Interest-paying securities that can be exchanged for common stock at a predetermined price.
PREFERRED STOCK
Offers the potential for capital appreciation, and is a higher priority for dividend payments.
COMMON STOCK
Offers capital appreciation potential to investors, but it may or may not pay a dividend.
LESS PROTECTION

Most bank loans are senior-secured debt, meaning that lenders are generally paid before any unsecured debt holders in the event of a liquidation of a company's assets due to bankruptcy.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the senior-secured status of the loans, which gives them a higher claim on the company's assets.

Floating Rate Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* These returns are from 8/31/04 to 2/28/17 because only data from the month-end following the fund’s inception date (8/4/04) is available.

On 10/1/16, the S&P/LSTA Leveraged Loan Index replaced the Bloomberg Barclays U.S. High Yield Loan Index as the benchmark for this fund because Bloomberg retired its U.S. High Yield Loan Index as of 9/30/16.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 15.

4 Floating Rate Income Fund

Paul D. Scanlon, CFA
Portfolio Manager

Paul is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the University of Chicago Booth School of Business and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

Paul, what was the market environment like for high-yield bank loans during the 12-month reporting period ended February 28, 2017?

Bank loans posted a strong gain for the fund’s fiscal year, with the S&P/LSTA Leveraged Loan Index sharply reversing course early in the period and advancing 12.66% for the full 12 months. After a volatile start to 2016, loans began to benefit from improvement across a broad range of global issues, including higher oil prices and improving U.S. economic data. The loan market rallied strongly through May, bolstered by fading fears of a U.S. recession, robust stimulus from the European Central Bank, and modestly increased demand for collateralized loan obligations. Following a brief, late-June disruption related to Britain’s vote to exit the European Union, or Brexit, loans resumed their rally.

Interest rates trended gradually higher from early summer through the end of October, then spiked in the week following the U.S. presidential election. Financial market sentiment abruptly shifted and appeared to focus on increasing prospects for higher interest rates and rising inflation in 2017. Against this

Floating Rate Income Fund 5

Credit qualities are shown as a percentage of the fund’s net assets as of 2/28/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/17. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Floating Rate Income Fund

backdrop, bank loans generated positive returns in October and November, as rising rates stoked retail investor demand, resulting in a surge of flows into the asset class.

Loans performed quite well in December, with the S&P/LSTA index rising 1.14% for the month, its strongest gain since July, as demand for loans outstripped supply. The asset class registered more modest gains in January and February, as loan refinancing intensified and the rally in stocks and credit ebbed.

Gains were broad-based across industries, led by metals & mining (+42%) and energy (+40%), which rallied in step with recovering commodity prices. By contrast, more-defensive categories, such as food & beverages (+5%) and cable & satellite (+6%) lagged the index. From a credit-quality perspective, lower-quality loans delivered the best performance by far, reflecting improved risk sentiment.

Loan funds reported an eighth consecutive month of inflows in February, with net inflows totaling $22.4 billion for the 12-month reporting period. Meanwhile, loan new-issue volume totaled $684 billion for the 12 months ending February 2017, with the majority of new issuance being used to refinance existing loans.

For investors who may be new to the fund, can you explain how bank loans and high-yield bonds differ?

Many corporations issue both bank loans and high-yield bonds. Normally, bank loans are secured by the issuer’s assets, giving loans a senior position in the firm’s capital structure, whereas high-yield bonds are usually unsecured. Historically, when bankruptcy occurs, bank-loan investors have been repaid substantially more of their principal than holders of high-yield bonds or other debt instruments. The measurement of such repayments is called the “recovery rate.”

The coupons, or stated interest rates, on bank loans are linked to the London Interbank Offered Rate [LIBOR] — a widely used benchmark for short-term lending among banks — and adjust higher or lower at frequent intervals. This feature can potentially make bank loans less subject to interest-rate risk versus longer-term investment-grade or high-yield bonds that carry fixed coupons.

Since the summer of 2016, LIBOR has been rising, mostly due to factors related to money-market reform. In early January 2017, three-month LIBOR reached 1%, the first time it achieved that milestone level since 2009, and was at 1.06% at period-end. With roughly 90% of outstanding loans having a LIBOR floor of 1%, loan coupons adjusted upward during the period, providing the fund’s investors with incrementally higher income.

The fund generated a double-digit gain but trailed the benchmark and the average return of its Lipper peer group. What factors had the greatest impact on relative performance?

Generally speaking, we take a fairly conservative approach to credit risk. Historically, during periods when the market is up strongly, and the rally is led by lower-quality loans — as was the case this period — the fund has generated solid absolute returns but has tended to lag the benchmark.

From a sector perspective, security selection in services and industrials, along with an overweighting in retail, hampered relative performance. On the positive side, an overweighting in energy, coupled with favorable overall positioning in financials — primarily banks — and housing, aided the fund’s relative results. Within energy, we sought to capitalize on the attractive prices of loans in this cohort when they were trading at depressed levels in

Floating Rate Income Fund 7

2016 and increased the fund’s allocation here during the period.

In terms of individual holdings, the biggest relative contributors were TMS International (formerly known as Tube City), a provider of onsite mill services for steelmakers, and energy exploration and production companies Chesapeake Energy and EP Energy. All of these issuers benefited from recovering prices for oil and other commodities. We sold our position in EP Energy during the period.

On the downside, retailer Academy, Ltd. was the biggest individual relative detractor. Negative earnings hampered the entire retail sector, as many store operators continued to struggle with declining sales at brick and-mortar locations. Not owning several index components that are in commodity-related industries also worked against the fund’s relative performance. We avoided these issuers on the view that their uncertain financial positions did not fit the fund’s risk profile.

What is your outlook for the bank-loan market over the coming months?

We have a generally positive fundamental outlook. We think the Trump administration’s pro-business agenda — reduced regulation, lower corporate tax rates, and increased infrastructure spending — may lead to accelerating economic growth as well as stronger corporate and consumer confidence. That said, as market participants monitor the transition in the months ahead from hope and expectation to actual policy implementation, I think we are likely to see periods of volatility.

Following a 0.25% increase in the federal funds rate in March, we think current economic growth and inflation forecasts may lead the Federal Reserve to increase short-term interest rates two more times in 2017. If this occurs and three-month LIBOR follows suit, we think bank-loan coupons will continue to adjust higher and investor demand will likely remain strong. However, with an increasing percentage of outstanding loans trading at par [face value] or higher, and refinancing expected to continue at a robust rate, there appears to be limited

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Floating Rate Income Fund

near-term capital appreciation potential. As a result, we think most of the fund’s return is likely to come from coupon income.

How are you positioning the fund in light of this outlook?

As of period-end, we had a relatively negative view toward retail, given weak earnings trends and longer-term issues related to brick-and-mortar versus online sales. Consequently, we plan to maintain underweight exposure there.

We are closely monitoring developments in health care. Headline risk has risen in this sector, due to policy uncertainty regarding the new administration’s stance on drug pricing.

Within this environment, we will continue to position the fund with an emphasis on our research team’s best ideas. This includes companies that we believe have strong balance sheets and collateral coverage, high free cash flow, manageable capital structures, and improving credit profiles.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Floating Rate Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (8/4/04)
Before sales charge	3.61%	37.78%	3.26%	21.26%	3.93%	7.83%	2.54%	10.40%

After sales charge	3.53	36.41	3.15	20.04	3.72	6.75	2.20	9.30

Class B (9/7/04)
Before CDSC	3.29	33.69	2.95	20.05	3.72	7.18	2.34	10.18

After CDSC	3.29	33.69	2.95	20.05	3.72	7.18	2.34	9.18

Class C (9/7/04)
Before CDSC	2.84	27.81	2.48	16.79	3.15	5.42	1.78	9.58

After CDSC	2.84	27.81	2.48	16.79	3.15	5.42	1.78	8.58

Class M (9/7/04)
Before sales charge	3.51	36.65	3.17	20.95	3.88	7.67	2.49	10.35

After sales charge	3.45	35.62	3.09	20.04	3.72	6.86	2.24	9.52

Class R (9/7/04)
Net asset value	3.35	34.38	3.00	19.75	3.67	7.02	2.29	10.13

Class Y (10/4/05)
Net asset value	3.86	41.44	3.53	22.78	4.19	8.65	2.80	10.67

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Floating Rate Income Fund

Comparative index returns For periods ended 2/28/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

S&P/LSTA
Leveraged Loan	4.89%	56.59%	4.59%	25.95%	4.72%	11.40%	3.66%	12.66%
Index (LLI)*

Lipper Loan
Participation
Funds category	3.68	38.56	3.29	21.76	4.00	8.56	2.77	11.63
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* These returns are from 8/31/04 to 2/28/17 because only data from the month-end following the fund’s inception date (8/4/04) is available.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/28/17, there were 223, 204, 160, 62, and 34 funds, respectively, in this Lipper category.

On 10/1/16, the S&P/LSTA Leveraged Loan Index replaced the Bloomberg Barclays U.S. High Yield Loan Index as the benchmark for this fund because Bloomberg retired its U.S. High Yield Loan Index as of 9/30/16.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $13,369 and $12,781, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $13,562. A $10,000 investment in the fund’s class R and Y shares would have been valued at $13,438 and $14,144, respectively.

Floating Rate Income Fund 11

Fund price and distribution information For the 12-month period ended 2/28/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.314065		$0.296841	$0.250009	$0.309722		$0.292647	$0.335666

Capital gains	—		—	—	—		—	—

Total	$0.314065		$0.296841	$0.250009	$0.309722		$0.292647	$0.335666

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/29/16	$8.11	$8.19	$8.11	$8.11	$8.11	$8.17	$8.11	$8.12

2/28/17	8.63	8.72	8.63	8.63	8.63	8.70	8.63	8.64

	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate[1]	3.75%	3.71%	3.53%	2.93%	3.69%	3.66%	3.47%	4.02%

Current 30-day
SEC yield[2]	N/A	3.17	3.00	2.45	N/A	3.12	2.97	3.45

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year

Class A (8/4/04)
Before sales charge	3.59%	37.37%	3.23%	20.31%	3.77%	7.70%	2.50%	7.19%

After sales charge	3.51	36.00	3.12	19.11	3.56	6.62	2.16	6.11

Class B (9/7/04)
Before CDSC	3.27	33.49	2.93	19.11	3.56	7.05	2.30	7.10

After CDSC	3.27	33.49	2.93	19.11	3.56	7.05	2.30	6.10

Class C (9/7/04)
Before CDSC	2.82	27.43	2.45	16.01	3.02	5.30	1.73	6.51

After CDSC	2.82	27.43	2.45	16.01	3.02	5.30	1.73	5.51

Class M (9/7/04)
Before sales charge	3.49	36.25	3.14	20.01	3.72	7.53	2.45	7.26

After sales charge	3.43	35.23	3.06	19.11	3.56	6.73	2.19	6.46

Class R (9/7/04)
Net asset value	3.33	33.98	2.97	18.95	3.53	6.89	2.25	7.05

Class Y (10/4/05)
Net asset value	3.83	41.01	3.50	21.97	4.05	8.51	2.76	7.45

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12 Floating Rate Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 2/29/16	1.02%	1.22%	1.77%	1.07%	1.27%	0.77%

Annualized expense ratio for the
six-month period ended 2/28/17*	1.02%	1.22%	1.77%	1.07%	1.27%	0.77%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/16 to 2/28/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$5.13	$6.13	$8.88	$5.38	$6.38	$3.87

Ending value (after expenses)	$1,027.20	$1,026.20	$1,023.40	$1,027.00	$1,025.90	$1,028.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Floating Rate Income Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/17, use the following calculation method. To find the value of your investment on 9/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000 *†	$5.11	$6.11	$8.85	$5.36	$6.36	$3.86

Ending value (after expenses)	$1,019.74	$1,018.74	$1,016.02	$1,019.49	$1,018.50	$1,020.98

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Floating Rate Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index (LLI) is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined

Floating Rate Income Fund 15

by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2017, Putnam employees had approximately $482,000,000 and the Trustees had approximately $136,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Floating Rate Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Floating Rate Income Fund 17

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

18 Floating Rate Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Floating Rate Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of February 28, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Floating Rate Income Fund as of February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 12, 2017

Floating Rate Income Fund 19

The fund’s portfolio 2/28/17

	Principal
SENIOR LOANS (80.9%)*[c]	amount	Value

Advertising and marketing services (0.6%)
Lions Gate Entertainment Corp. bank term loan FRN Ser. B,
3.766%, 12/8/23	$4,800,000	$4,827,600

		4,827,600

Automotive (0.9%)

FCA US, LLC bank term loan FRN Ser. B, 3.27%, 12/31/18	1,842,057	1,844,072

Navistar, Inc. bank term loan FRN Ser. B, 5.00%, 8/7/20	5,380,669	5,409,816

		7,253,888

Basic materials (10.5%)

Allnex USA, Inc. bank term loan FRN Ser. B2, 5.288%, 9/13/23	1,137,796	1,148,463

Allnex USA, Inc. bank term loan FRN Ser. B3, 5.288%, 9/13/23	857,204	865,241

Alpha 3 BV bank term loan FRN Ser. B1, 4.00%, 1/24/24	4,000,000	4,026,252

Axalta Coating Systems US Holdings, Inc. bank term loan FRN
3.498%, 2/1/23	1,196,592	1,210,136

Beacon Roofing Supply, Inc. bank term loan FRN Ser. B,
3.713%, 10/1/22	2,962,500	2,979,780

Builders FirstSource, Inc. bank term loan FRN 4.75%, 7/31/22	3,910,093	3,917,773

Builders FirstSource, Inc. bank term loan FRN 4.00%, 2/29/24	5,827,873	5,833,701

Chemours Co. (The) bank term loan FRN Ser. B, 3.78%, 5/12/22	3,563,450	3,576,813

Coveris Holdings SA bank term loan FRN Ser. B, 4.50%, 5/8/19	4,253,780	4,280,366

Forterra Finance, LLC bank term loan FRN 6.25%, 10/25/23	4,339,125	4,368,956

GCP Applied Technologies, Inc. bank term loan FRN Ser. B,
4.248%, 2/3/22	1,985,000	2,006,091

HD Supply, Inc. bank term loan FRN Ser. B, 3.748%, 10/17/23	3,254,193	3,274,531

Huntsman International, LLC bank term loan FRN Ser. B2,
3.931%, 4/1/23	3,990,000	4,018,261

Ineos US Finance, LLC bank term loan FRN Ser. B, 3.783%, 3/31/24	500,000	502,125

JMC Steel Group, Inc. bank term loan FRN Ser. B, 6.00%, 6/14/21	819,251	824,713

Kraton Polymers, LLC/Kraton Polymers Capital Corp. bank term
loan FRN Ser. B, 5.00%, 1/6/22	4,980,000	5,037,972

MacDermid, Inc. bank term loan FRN Ser. B, 5.00%, 6/7/23	1,995,000	2,015,698

Multi Packaging Solutions, Ltd. bank term loan FRN Ser. D,
4.25%, 10/3/23	2,453,093	2,460,249

Neon Holding Co., LLC bank term loan FRN Ser. B, 5.25%, 6/9/23	995,000	1,002,214

New Arclin US Holding Corp. bank term loan FRN 9.75%, 2/14/25	1,000,000	1,005,000

New Arclin US Holding Corp. bank term loan FRN 5.25%, 2/14/24	2,000,000	2,022,500

Oxbow Carbon & Minerals, LLC bank term loan FRN 8.00%, 1/19/20	1,000,000	1,000,000

PQ Corp. bank term loan FRN Ser. B, 5.289%, 11/4/22	1,990,013	2,013,254

Quikrete Holdings, Inc. bank term loan FRN Class B, 4.00%, 11/15/23	1,000,000	1,011,944

Quikrete Holdings, Inc. bank term loan FRN Ser. B,
4.017%, 11/15/23	6,500,000	6,577,636

Solenis International LP bank term loan FRN 7.75%, 7/31/22	2,000,000	1,974,000

Solenis International LP bank term loan FRN 4.25%, 7/31/21	3,442,963	3,449,956

TMS International Corp. bank term loan FRN Ser. B, 4.50%, 10/16/20	4,773,471	4,785,404

Trinseo Materials Operating SCA bank term loan FRN Ser. B,
4.25%, 11/5/21	1,970,000	1,987,238

Univar USA, Inc. bank term loan FRN Ser. B, 3.519%, 7/1/22	4,454,950	4,454,950

Zekelman Industries, Inc. bank term loan FRN Ser. B,
6.00%, 6/14/21	2,646,700	2,664,346

		86,295,563

20 Floating Rate Income Fund

	Principal
SENIOR LOANS (80.9%)*[c] cont.	amount	Value

Broadcasting (3.2%)

Entercom Radio, LLC bank term loan FRN Ser. B, 4.518%, 11/1/23	$1,908,333	$1,916,921

iHeartCommunications, Inc. bank term loan FRN Ser. D,
7.528%, 1/30/19	7,105,000	6,150,266

Sinclair Television Group, Inc. bank term loan FRN Ser. B2,
3.03%, 1/3/24	5,469,599	5,476,436

Townsquare Media, Inc. bank term loan FRN Ser. B, 4.25%, 4/1/22	2,797,566	2,796,399

Tribune Media Co. bank term loan FRN Ser. B, 3.75%, 1/27/24	3,948,867	3,971,080

Univision Communications, Inc. bank term loan FRN 4.00%, 3/1/20	5,878,325	5,897,429

		26,208,531

Building materials (1.2%)

American Builders & Contractors Supply Co., Inc. bank term loan
FRN Ser. B, 3.526%, 10/31/23	2,000,000	2,013,888

CPG International, Inc. bank term loan FRN Ser. B, 4.75%, 9/30/20	3,565,571	3,585,628

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4.75%, 7/1/22	4,329,807	4,355,786

		9,955,302

Capital goods (6.8%)

Advanced Disposal Services, Inc. bank term loan FRN Ser. B,
3.50%, 11/10/23	3,731,561	3,768,877

Allison Transmission bank term loan FRN Ser. B, 3.276%, 9/23/22	275,343	278,034

Berry Plastics Corp. bank term loan FRN Ser. I, 3.287%, 10/1/22	3,428,120	3,450,081

Berry Plastics Corp. bank term loan FRN Ser. J, 3.287%, 1/19/24	1,000,000	1,006,250

Berry Plastics Corp. bank term loan FRN Ser. L, 3.022%, 1/6/21	1,812,222	1,819,924

Casella Waste Systems, Inc. bank term loan FRN Ser. B,
4.00%, 10/17/23	4,875,000	4,899,375

Columbus McKinnon Corp./NY bank term loan FRN Ser. B,
4.00%, 1/20/24	2,500,000	2,512,500

Cortes NP Intermediate Holding II Corp. bank term loan FRN Ser. B,
6.029%, 11/30/23	4,983,513	5,014,660

Gates Global, LLC bank term loan FRN 4.25%, 7/6/21	7,051,758	7,053,965

GFL Environmental, Inc. bank term loan FRN Ser. B, 3.75%, 9/27/23	4,154,588	4,158,048

Harsco Corp. bank term loan FRN Ser. B, 6.00%, 11/2/23	4,000,000	4,075,000

Manitowac Foodservice, Inc. bank term loan FRN 5.75%, 3/3/23	2,821,923	2,848,379

Reynolds Group Holdings, Inc. bank term loan FRN 3.776%, 2/5/23	3,209,082	3,225,288

Signode Industrial Group US, Inc. bank term loan FRN Ser. B,
4.00%, 5/1/21	1,456,250	1,471,723

Terex Corp. bank term loan FRN 2.50%, 1/31/24	3,000,000	3,013,125

TI Group Automotive Systems, LLC bank term loan FRN Ser. B,
3.787%, 6/30/22	1,000,000	1,005,000

TransDigm, Inc. bank term loan FRN Ser. C, 3.959%, 2/28/20	3,842,498	3,858,829

TransDigm, Inc. bank term loan FRN Ser. E, 3.85%, 5/14/22	2,212,518	2,219,892

		55,678,950

Commercial and consumer services (1.2%)

Prime Security Services Borrower, LLC bank term loan FRN Class B,
4.25%, 5/2/22	2,992,500	3,016,814

Sabre GLBL, Inc. bank term loan FRN Ser. B, 3.784%, 2/22/24	2,235,124	2,250,770

Travelport Finance Luxembourg Sarl bank term loan FRN Ser. B,
4.25%, 9/2/21	4,557,286	4,589,565

		9,857,149

Floating Rate Income Fund 21

	Principal
SENIOR LOANS (80.9%)*[c] cont.	amount	Value

Communication services (6.2%)

Altice US Finance I Corp. bank term loan FRN Ser. B,
3.778%, 1/25/25	$2,000,000	$2,017,500

Asurion, LLC bank term loan FRN 8.50%, 3/3/21	2,007,000	2,028,953

Asurion, LLC bank term loan FRN Class B2, 4.028%, 7/8/20	552,438	557,271

Asurion, LLC bank term loan FRN Ser. B4, 4.25%, 8/4/22	1,190,862	1,205,251

Asurion, LLC bank term loan FRN Ser. B5, 4.75%, 11/3/23	2,493,750	2,521,805

Charter Communications Operating, LLC bank term loan FRN
Class I, 3.026%, 1/15/24	3,970,000	3,987,643

Charter Communications Operating, LLC bank term loan FRN
Ser. E, 2.77%, 7/1/20	1,086,750	1,091,020

CSC Holdings, LLC bank term loan FRN Ser. B, 3.767%, 10/11/24	3,281,250	3,311,602

Intelsat Jackson Holdings SA bank term loan FRN Ser. B2,
3.75%, 6/30/19	1,839,628	1,818,932

Level 3 Financing, Inc. bank term loan FRN Ser. B, 3.284%, 2/15/24	5,500,000	5,527,500

LTS Buyer, LLC bank term loan FRN Ser. B, 4.248%, 4/13/20	4,342,500	4,373,983

Numericable US, LLC bank term loan FRN Ser. B7, 5.289%, 1/15/24	4,466,250	4,501,980

Sprint Communications, Inc. bank term loan FRN Ser. B,
3.313%, 2/29/24	6,500,000	6,504,875

Virgin Media Bristol, LLC bank term loan FRN Class I,
3.517%, 1/31/25	5,000,000	5,026,565

WideOpenWest Finance, LLC bank term loan FRN Ser. B,
4.50%, 8/19/23	4,987,500	5,014,931

Zayo Group, LLC bank term loan FRN Ser. B2, 3.50%, 1/19/24	675,000	680,357

Zayo Group, LLC bank term loan FRN Ser. B3, 3.50%, 1/13/24	325,000	327,579

		50,497,747

Consumer staples (7.4%)

1011778 BC ULC bank term loan FRN Ser. B, 3.25%,
2/17/24 (Canada)	5,000,000	5,002,500

BJ’s Wholesale Club, Inc. bank term loan FRN 8.50%, 1/25/25	2,000,000	1,997,188

BJ’s Wholesale Club, Inc. bank term loan FRN 4.75%, 1/26/24	4,000,000	3,968,332

CEC Entertainment, Inc. bank term loan FRN Ser. B, 4.00%, 2/14/21	4,640,770	4,612,730

Ceridian HCM Holding, Inc. bank term loan FRN Ser. B2,
4.50%, 9/15/20	5,276,367	5,254,380

Coty, Inc. bank term loan FRN Ser. B, 3.28%, 10/27/22	1,654,188	1,670,729

Del Monte Foods, Inc. bank term loan FRN 8.45%, 8/18/21	1,000,000	710,000

Del Monte Foods, Inc. bank term loan FRN 4.25%, 2/18/21	2,987,600	2,711,247

Galleria Co. bank term loan FRN Ser. B, 3.813%, 1/26/23	3,333,333	3,344,793

Jacobs Douwe Egberts International BV bank term loan FRN Ser. B,
3.50%, 7/2/22	2,301,387	2,310,018

JBS USA, LLC bank term loan FRN Ser. B, 3.279%, 10/30/22	4,000,000	4,011,668

Landry’s, Inc. bank term loan FRN Ser. B, 5.00%, 10/4/23	3,750,000	3,789,510

Libbey Glass, Inc. bank term loan FRN Ser. B, 3.766%, 4/9/21	3,998,682	4,018,675

Maple Holdings Acquisition Corp. bank term loan FRN Ser. B,
5.25%, 3/3/23	1,308,480	1,325,108

Prestige Brands, Inc. bank term loan FRN Ser. B4, 3.523%, 1/26/24	1,000,000	1,011,750

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.314%, 9/7/23	6,049,838	6,082,253

22 Floating Rate Income Fund

	Principal
SENIOR LOANS (80.9%)*[c] cont.	amount	Value

Consumer staples cont.

Rite Aid Corp. bank term loan FRN 5.75%, 8/21/20	$1,900,000	$1,905,225

Rite Aid Corp. bank term loan FRN 4.875%, 6/21/21	2,000,000	2,003,750

Yum! Brands, Inc. bank term loan FRN Ser. B, 3.518%, 6/16/23	4,975,000	5,034,700

		60,764,556

Energy (2.4%)

American Energy-Marcellus, LLC bank term loan FRN
5.284%, 8/4/20	1,850,000	1,313,500

Arch Coal, Inc. bank term loan FRN Ser. B, 5.00%, 2/27/24	1,000,000	1,000,000

California Resources Corp. bank term loan FRN 11.375%, 12/31/21	1,000,000	1,125,000

Chesapeake Energy Corp. bank term loan FRN 8.50%, 8/23/21	5,383,000	5,817,004

FTS International, Inc. bank term loan FRN Ser. B, 5.75%, 4/16/21	1,285,000	1,231,458

MEG Energy Corp. bank term loan FRN 4.50%, 12/31/23	6,120,000	6,148,415

Western Refining, Inc. bank term loan FRN Ser. B2, 5.50%, 6/23/23	2,711,800	2,721,969

		19,357,346

Entertainment (0.2%)

Delta 2 Lux Sarl bank term loan FRN Ser. B, 4.25%,
2/1/24 (Luxembourg)	1,000,000	1,002,500

VGD Merger Sub, LLC bank term loan FRN 8.50%, 8/18/24	720,000	738,000

		1,740,500

Financials (5.1%)

Alliant Holdings Intermediate, LLC bank term loan FRN
4.503%, 8/14/22	4,935,000	4,968,928

Altisource Solutions Sarl bank term loan FRN Ser. B,
4.50%, 12/9/20	4,803,385	4,683,300

Capital Automotive LP bank term loan FRN 6.00%, 4/29/20	2,500,000	2,525,000

ESH Hospitality, Inc. bank term loan FRN Ser. B, 3.778%, 8/30/23	4,129,650	4,135,551

ESH Hospitality, Inc. bank term loan FRN Ser. B, 3.534%, 8/30/23	4,129,650	4,151,331

Freedom Mortgage Corp. bank term loan FRN Ser. B,
6.50%, 2/16/22	4,500,000	4,556,250

HUB International, Ltd. bank term loan FRN Ser. B, 4.035%, 10/2/20	3,822,202	3,845,136

iStar, Inc. bank term loan FRN Ser. B, 5.50%, 7/1/20	2,984,178	3,028,941

Ocwen Loan Servicing, LLC bank term loan FRN Class B,
6.00%, 12/5/20	3,000,000	3,018,750

RE/MAX, LLC bank term loan FRN Class B, 3.713%, 12/15/23	1,995,000	1,995,000

UFC Holdings, LLC bank term loan FRN 5.00%, 8/18/23	2,588,513	2,605,985

USI, Inc./NY bank term loan FRN Ser. B, 4.25%, 12/27/19	2,290,295	2,294,113

		41,808,285

Gaming and lottery (5.5%)

Amaya Holdings BV bank term loan FRN 5.00%, 8/1/21	2,932,838	2,937,114

American Casino & Entertainment Properties, LLC bank term loan
FRN Ser. B, 4.25%, 7/7/22	3,823,305	3,856,759

Boyd Gaming Corp. bank term loan FRN Ser. B2, 3.767%, 9/15/23	2,388,000	2,408,895

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.50%, 3/1/18 (In default) †	3,380,313	3,828,204

CBAC Borrower, LLC bank term loan FRN Ser. B, 8.25%, 7/2/20	2,227,500	2,233,069

CCM Merger, Inc. bank term loan FRN Ser. B, 4.028%, 8/9/21	2,575,736	2,588,615

Eldorado Resorts, Inc. bank term loan FRN Ser. B, 4.25%, 7/23/22	4,925,000	4,971,172

Floating Rate Income Fund 23

	Principal
SENIOR LOANS (80.9%)*[c] cont.	amount	Value

Gaming and lottery cont.

Gateway Casinos & Entertainment, Ltd. bank term loan FRN
Ser. B1, 4.75%, 2/14/23 (Canada)	$4,000,000	$4,030,000

Golden Nugget, Inc. bank term loan FRN 5.50%, 11/21/19	928,212	938,654

Golden Nugget, Inc. bank term loan FRN 4.54%, 11/21/19	2,165,827	2,190,193

Penn National Gaming, Inc. bank term loan FRN Ser. B,
3.278%, 1/19/24	4,000,000	4,024,000

Scientific Games International, Inc. bank term loan FRN Ser. B2,
6.008%, 10/1/21	5,783,337	5,805,024

Yonkers Racing Corp. bank term loan FRN 8.75%, 8/20/20	1,714,286	1,711,428

Yonkers Racing Corp. bank term loan FRN 4.25%, 8/20/19	3,358,198	3,354,000

		44,877,127

Health care (9.8%)

Acadia Healthcare Co., Inc. bank term loan FRN Ser. B2,
3.776%, 2/16/23	3,465,000	3,491,854

Akorn, Inc. bank term loan FRN Ser. B, 5.25%, 4/16/21	4,776,675	4,842,354

AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B,
4.75%, 8/17/21	3,679,688	3,670,488

CHS/Community Health Systems, Inc. bank term loan FRN Ser. G,
3.75%, 12/31/19	2,125,000	2,105,743

CHS/Community Health Systems, Inc. bank term loan FRN Ser. H,
4.00%, 1/27/21	6,189,149	6,078,908

Concordia International Corp. bank term loan FRN Ser. B,
5.25%, 10/21/21	3,964,962	3,226,488

DPx Holdings BV bank term loan FRN Ser. B, 4.25%, 3/11/21	5,531,230	5,555,429

Endo Luxembourg Finance Co. I Sarl bank term loan FRN Ser. B,
3.813%, 9/25/22	2,984,925	2,994,458

Envision Healthcare Corp./CO bank term loan FRN Ser. B,
4.00%, 12/1/23	5,000,000	5,032,145

Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B,
2.972%, 1/31/23	4,000,000	4,015,600

IASIS Healthcare, LLC bank term loan FRN Ser. B, 4.50%, 5/3/18	2,611,781	2,601,519

Kinetic Concepts, Inc. bank term loan FRN Ser. B, 4.25%, 2/3/24	4,770,000	4,753,815

Multiplan, Inc. bank term loan FRN Ser. B, 5.00%, 6/7/23	5,493,487	5,572,456

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4.75%, 6/30/21	5,365,833	5,307,770

Pharmaceutical Product Development, LLC bank term loan FRN
4.25%, 8/18/22	6,252,443	6,285,006

Sterigenics-Nordion Holdings, LLC bank term loan FRN Ser. B,
4.25%, 5/15/22	4,937,500	4,928,242

Surgical Care Affiliates, Inc. bank term loan FRN Ser. B,
3.75%, 3/17/22	3,446,363	3,460,365

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. BD, 5.02%, 2/13/19	1,846,537	1,854,121

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. C2, 5.27%, 12/11/19	4,079,237	4,091,621

		79,868,382

Leisure (0.5%)

Steinway Musical Instruments, Inc. bank term loan FRN
4.789%, 9/19/19	4,817,126	4,467,884

		4,467,884

24 Floating Rate Income Fund

	Principal
SENIOR LOANS (80.9%)*[c] cont.	amount	Value

Lodging/Tourism (2.6%)

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	$5,223,911	$5,259,825

CityCenter Holdings, LLC bank term loan FRN Ser. B,
3.50%, 10/16/20	4,492,213	4,538,258

Diamond Resorts International, Inc. bank term loan FRN Ser. B,
7.00%, 9/2/23	4,780,525	4,801,440

Hilton Worldwide Finance, LLC bank term loan FRN Ser. B,
3.50%, 10/26/20	235,100	236,679

Hilton Worldwide Finance, LLC bank term loan FRN Ser. B2,
3.271%, 10/25/23	3,196,452	3,220,870

MGM Growth Properties Operating Partnership LP bank term loan
FRN Class B, 3.528%, 4/25/23	2,977,500	2,995,365

		21,052,437

Media (1.5%)

Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19	5,607,969	4,931,508

Nielsen Finance, LLC bank term loan FRN Ser. B3, 3.266%, 10/4/23	2,992,500	3,022,799

Viacom, Inc. bank term loan FRN Ser. B, 4.50%, 10/17/23	4,528,302	4,564,528

		12,518,835

Retail (3.4%)

Academy, Ltd. bank term loan FRN Ser. B, 5.02%, 7/2/22	6,194,347	4,893,534

Bass Pro Group, LLC bank term loan FRN Ser. B, 5.97%, 11/14/23	4,000,000	3,838,124

J Crew Group, Inc. bank term loan FRN Ser. B, 4.00%, 3/5/21	1,912,072	1,089,881

JC Penney Corp., Inc. bank term loan FRN Ser. B, 5.25%, 6/23/23	2,962,500	2,929,172

Jo-Ann Stores, LLC bank term loan FRN 6.00%, 9/29/23	4,987,500	4,933,470

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	7,223,070	5,812,766

Talbots, Inc. (The) bank term loan FRN 9.50%, 3/19/21	1,823,820	1,550,247

Talbots, Inc. (The) bank term loan FRN 5.50%, 3/19/20	2,707,293	2,436,564

		27,483,758

Technology (7.5%)

Avaya, Inc. bank term loan FRN Ser. B6, 6.532%, 3/31/18
(In default) †	2,114,363	1,682,187

Avaya, Inc. bank term loan FRN Ser. B7, 6.282%, 5/29/20
(In default) †	2,439,547	1,936,390

BMC Software, Inc. bank term loan FRN 5.00%, 9/10/20	4,676,389	4,700,140

CommScope, Inc. bank term loan FRN Ser. B, 3.278%, 12/29/22	3,950,000	3,963,165

Dell International, LLC bank term loan FRN Ser. B, 4.03%, 9/7/23	4,987,500	5,015,525

Dell International, LLC bank term loan FRN Ser. B, 3.25%, 9/7/23	1,000,000	1,005,781

Diebold Nixdorf, Inc. bank term loan FRN Ser. B, 5.313%, 11/6/23	1,595,000	1,621,916

First Data Corp. bank term loan FRN 3.775%, 7/10/22	932,953	941,117

First Data Corp. bank term loan FRN 3.775%, 3/24/21	4,264,392	4,298,746

Infor US, Inc. bank term loan FRN Ser. B, 3.75%, 2/6/22	5,718,829	5,720,871

Krono’s, Inc. bank term loan FRN 9.284%, 11/1/24	1,498,000	1,544,345

Krono’s, Inc. bank term loan FRN 5.034%, 11/1/23	4,556,000	4,601,086

Micron Technology, Inc. bank term loan FRN Ser. B, 4.53%, 4/26/22	997,494	1,010,336

ON Semiconductor Corp. bank term loan FRN Ser. B,
3.776%, 3/31/23	4,488,750	4,530,522

Rackspace Hosting, Inc. bank term loan FRN Ser. B, 4.50%, 11/3/23	6,150,000	6,212,459

Solera, LLC bank term loan FRN Ser. B, 5.75%, 3/3/23	2,493,719	2,509,651

Solera, LLC bank term loan FRN Ser. B, 5.75%, 3/3/23	1,000,000	1,006,389

Floating Rate Income Fund 25

	Principal
SENIOR LOANS (80.9%)*[c] cont.	amount	Value

Technology cont.

Solera, LLC bank term loan FRN Ser. B, 4.25%, 3/3/23	$3,500,000	$3,520,300

Synchronoss Technologies, Inc. bank term loan FRN Ser. B,
4.082%, 1/13/24	3,000,000	3,002,250

Syniverse Holdings, Inc. bank term loan FRN 4.00%, 4/23/19	2,368,572	2,144,050

Zebra Technologies Corp. bank term loan FRN Ser. B,
3.446%, 10/27/21	473,883	479,169

		61,446,395

Tire and rubber (0.2%)

American Tire Distributors, Inc. bank term loan FRN 5.25%, 9/1/21	1,859,219	1,846,935

		1,846,935

Transportation (0.6%)

Air Medical Group Holdings, Inc. bank term loan FRN Ser. B,
4.25%, 4/28/22	4,844,080	4,833,990

		4,833,990

Utilities and power (3.6%)

Calpine Construction Finance Co. LP bank term loan FRN Ser. B,
3.03%, 5/3/20	2,316,000	2,316,000

Calpine Construction Finance Co. LP bank term loan FRN Ser. B2,
3.28%, 1/31/22	2,740,749	2,733,897

Dynegy Finance IV, Inc. bank term loan FRN Ser. C, 4.25%, 6/27/23	3,500,000	3,531,675

Dynegy, Inc. bank term loan FRN 4.25%, 6/27/23	1,000,000	1,009,050

Energy Future Intermediate Holding Co., LLC bank term loan FRN
4.25%, 6/30/17	1,761,417	1,768,023

Energy Transfer Equity LP bank term loan FRN Ser. B,
3.529%, 2/2/24	6,335,000	6,354,233

NRG Energy, Inc. bank term loan FRN Ser. B, 3.028%, 6/30/23	5,223,750	5,234,359

Vistra Operations Co., LLC bank term loan FRN Class B2,
4.017%, 12/12/23	2,500,000	2,515,625

Vistra Operations Co., LLC bank term loan FRN Ser. B,
3.50%, 8/4/23	3,411,857	3,422,519

Vistra Operations Co., LLC bank term loan FRN Ser. C,
3.50%, 8/4/23	778,143	780,575

		29,665,956

Total senior loans (cost $664,376,774)		$662,307,116

	Principal
CORPORATE BONDS AND NOTES (14.8%)*	amount	Value

Basic materials (1.3%)

ArcelorMittal SA sr. unsec. unsub. bonds 10.60%, 6/1/19 (France)	$1,288,000	$1,518,230

Cemex Finance, LLC 144A company guaranty sr. notes 9.375%,
10/12/22 (Mexico)	1,600,000	1,742,000

Cemex SAB de CV 144A company guaranty sr. sub. FRN 5.773%,
10/15/18 (Mexico)	1,500,000	1,560,000

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 10/15/19 (Canada)	1,250,000	1,289,063

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 2/15/20 (Canada)	679,000	695,975

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	1,000,000	1,134,800

26 Floating Rate Income Fund

	Principal
CORPORATE BONDS AND NOTES (14.8%)* cont.	amount	Value

Basic materials cont.

Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	$1,000,000	$1,035,000

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7.00%, 4/15/20 (Canada)	1,600,000	1,628,000

		10,603,068

Capital goods (1.1%)

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	686,000	760,603

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. FRN 4.289%, 5/15/21 (Ireland)	4,000,000	4,094,998

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	680,000	744,600

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. FRN 4.523%, 7/15/21	3,240,000	3,325,050

		8,925,251

Communication services (1.3%)

AT&T, Inc. sr. unsec. unsub. FRN 1.928%, 6/30/20	2,000,000	2,025,262

CSC Holdings, LLC sr. unsec. unsub. notes 8.625%, 2/15/19	1,250,000	1,382,038

Digicel, Ltd. 144A sr. unsec. notes 7.00%, 2/15/20 (Jamaica)	1,900,000	1,853,688

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
4.25%, 4/1/18	1,062,000	1,081,913

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	1,000,000	1,093,750

T-Mobile USA, Inc. company guaranty sr. unsec. bonds
6.542%, 4/28/20	1,500,000	1,541,250

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19	1,500,000	1,582,500

		10,560,401

Conglomerates (0.2%)

General Electric Capital Co. sr. unsec. unsub. FRN Ser. MTN,
1.414%, 5/5/26	2,000,000	1,964,360

		1,964,360

Consumer cyclicals (2.5%)

Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)	740,000	761,756

CalAtlantic Group, Inc. company guaranty sr. unsec. notes
8.375%, 5/15/18	1,000,000	1,068,750

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20	1,000,000	1,007,500

Ford Motor Credit Co., LLC sr. unsec. unsub. FRB 1.964%, 11/4/19	2,150,000	2,158,566

General Motors Financial Co., Inc. company guaranty sr. unsec.
FRN 2.583%, 1/15/20	2,275,000	2,319,902

General Motors Financial Co., Inc. company guaranty sr. unsec.
FRN 2.573%, 1/14/22	5,000,000	5,130,000

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. FRB 3.083%, 1/15/19	463,000	473,958

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.375%, 11/1/18	2,000,000	2,057,500

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	2,545,000	2,640,438

Floating Rate Income Fund 27

	Principal
CORPORATE BONDS AND NOTES (14.8%)* cont.	amount	Value

Consumer cyclicals cont.

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	$2,880,000	$3,063,600

Standard Industries, Inc./NJ 144A sr. unsec. notes 5.125%, 2/15/21	160,000	166,800

		20,848,770

Consumer staples (0.5%)

Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 1.90%, 2/1/19	3,000,000	3,009,882

Hertz Corp. (The) company guaranty sr. unsec. notes 4.25%, 4/1/18	1,298,000	1,307,735

		4,317,617

Energy (1.5%)

Cenovus Energy, Inc. sr. unsec. notes 5.70%, 10/15/19 (Canada)	1,000,000	1,075,993

CHC Helicopter SA company guaranty sr. notes 9.25%, 10/15/20
(Canada) (In default) †	1,120,500	593,865

DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. notes 9.75%, 3/15/19	1,500,000	1,691,250

Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 7.00%, 8/15/21	1,500,000	1,560,000

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	700,000	739,375

Shell International Finance BV company guaranty sr. unsec. unsub.
FRN 1.484%, 5/11/20 (Netherlands)	2,025,000	2,032,337

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	1,600,000	1,636,000

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.00%, 3/15/19	1,242,000	1,252,868

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	1,722,000	1,855,455

		12,437,143

Financials (4.3%)

Ally Financial, Inc. company guaranty sr. unsec. notes
4.75%, 9/10/18	2,000,000	2,067,500

Bank of America Corp. sr. unsec. notes 5.75%, 12/1/17	2,000,000	2,062,642

Barclays PLC sr. unsec. unsub. FRN 3.144%, 8/10/21
(United Kingdom)	2,000,000	2,089,940

CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	1,500,000	1,580,625

Citigroup, Inc. sr. unsec. FRN 2.361%, 9/1/23	3,000,000	3,083,772

CNO Financial Group, Inc. sr. unsec. unsub. notes 4.50%, 5/30/20	1,000,000	1,037,500

Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRB Ser. GMTN,
2.789%, 10/28/27	3,000,000	3,080,241

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	1,200,000	1,248,012

iStar, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 7/1/18 R	2,000,000	2,015,000

JPMorgan Chase & Co. jr. unsec. sub. FRN 7.90%,
perpetual maturity	3,000,000	3,120,000

Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. FRN 2.017%,
9/13/21 (Japan)	3,000,000	3,026,946

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. sub. notes 6 1/2s, 8/1/18	1,790,000	1,814,613

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	2,000,000	2,093,760

Royal Bank of Scotland Group PLC sr. unsec. unsub. FRB 1.938%,
3/31/17 (United Kingdom)	1,149,000	1,149,001

28 Floating Rate Income Fund

	Principal
CORPORATE BONDS AND NOTES (14.8%)* cont.	amount	Value

Financials cont.

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18	$1,500,000	$1,404,375

Wells Fargo & Co. sr. unsec. unsub. FRN 2.282%, 3/4/21	2,000,000	2,054,952

Wells Fargo Bank, NA sr. unsec. FRN Ser. BKNT, 1.781%, 1/22/18	2,000,000	2,010,446

		34,939,325

Health care (1.1%)

Actavis Funding SCS company guaranty sr. unsec. unsub. FRN
2.208%, 3/12/20 (Luxembourg)	2,000,000	2,038,168

CHS/Community Health Systems, Inc. company guaranty sr. sub.
notes 5.125%, 8/15/18	201,000	202,256

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	2,000,000	2,195,000

Tenet Healthcare Corp. company guaranty sr. FRN 4.463%, 6/15/20	1,805,000	1,827,563

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	1,268,000	1,344,080

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.75%, 8/15/18	1,500,000	1,477,500

		9,084,567

Technology (0.4%)

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †	2,000,000	1,595,000

Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
6.00%, 10/1/20 R	1,235,000	1,297,108

		2,892,108

Utilities and power (0.6%)

AES Corp./Virginia (The) sr. unsec. FRN 3.931%, 6/1/19	980,000	980,392

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19	1,500,000	1,545,000

Kinder Morgan, Inc. company guaranty sr. unsec. unsub. notes
3.05%, 12/1/19	2,000,000	2,035,830

		4,561,222

Total corporate bonds and notes (cost $120,574,820)		$121,133,832

COMMON STOCKS (0.4%)*	Shares	Value

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights) F	113,884	$153,743

Tribune Media Co. Class 1C F	591,290	147,822

Vantage Drilling International (Units) (Cayman Islands) †	5,979	962,619

Vistra Energy Corp.	113,884	1,840,365

Total common stocks (cost $2,565,492)		$3,104,549

SHORT-TERM INVESTMENTS (8.8%)*	Shares	Value

Putnam Short Term Investment Fund 0.76% L	72,118,076	$72,118,076

Total short-term investments (cost $72,118,076)		$72,118,076

TOTAL INVESTMENTS

Total investments (cost $859,635,162)		$858,663,573

Floating Rate Income Fund 29

Key to holding’s abbreviations

BKNT	Bank Note
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2016 through February 28, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $818,818,572.

† This security is non-income-producing.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $37,120 to cover certain derivative contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/28/17 (aggregate face value $2,601,128)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A.

	Canadian Dollar	Sell	4/19/17	$753,100	$744,624	$(8,476)

State Street Bank and Trust Co.

	Canadian Dollar	Buy	4/19/17	32,688	32,833	(145)

UBS AG

	Canadian Dollar	Sell	4/19/17	1,844,904	1,823,671	(21,233)

Total						$(29,854)

30 Floating Rate Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Consumer cyclicals	$—	$—	$147,822

Energy	962,619	—	—

Utilities and power	1,840,365	153,743	—

Total common stocks	2,802,984	153,743	147,822

Corporate bonds and notes	—	121,133,832	—

Senior loans	—	662,307,116	—

Short-term investments	72,118,076	—	—

Totals by level	$74,921,060	$783,594,691	$147,822

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(29,854)	$—

Totals by level	$—	$(29,854)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 31

Statement of assets and liabilities 2/28/17

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $787,517,086)	$786,545,497
Affiliated issuers (identified cost $72,118,076) (Notes 1 and 5)	72,118,076

Cash	873,949

Foreign currency (cost $2,938,090) (Note 1)	2,937,810

Interest and other receivables	6,219,089

Foreign tax reclaim	13,423

Receivable for shares of the fund sold	2,379,970

Receivable for investments sold	13,199,836

Prepaid assets	48,532

Total assets	884,336,182

LIABILITIES

Payable for investments purchased	61,423,166

Payable for shares of the fund repurchased	2,476,004

Payable for compensation of Manager (Note 2)	352,928

Payable for custodian fees (Note 2)	13,518

Payable for investor servicing fees (Note 2)	187,764

Payable for Trustee compensation and expenses (Note 2)	133,479

Payable for administrative services (Note 2)	2,829

Payable for distribution fees (Note 2)	219,369

Distributions payable to shareholders	502,351

Unrealized depreciation on forward currency contracts (Note 1)	29,854

Other accrued expenses	176,348

Total liabilities	65,517,610

Net assets	$818,818,572

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$892,467,248

Undistributed net investment income (Note 1)	94,418

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(72,739,500)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(1,003,594)

Total — Representing net assets applicable to capital shares outstanding	$818,818,572

(Continued on next page)

32 Floating Rate Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($338,129,113 divided by 39,165,291 shares)	$8.63

Offering price per class A share (100/99.00 of $8.63)*	$8.72

Net asset value and offering price per class B share ($16,460,811 divided by 1,907,894 shares)**	$8.63

Net asset value and offering price per class C share ($100,046,886 divided by 11,597,244 shares)**	$8.63

Net asset value and redemption price per class M share ($4,094,984 divided by 474,486 shares)	$8.63

Offering price per class M share (100/99.25 of $8.63)*	$8.70

Net asset value, offering price and redemption price per class R share
($466,087 divided by 54,019 shares)	$8.63

Net asset value, offering price and redemption price per class Y share
($359,620,691 divided by 41,616,186 shares)	$8.64

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 33

Statement of operations Year ended 2/28/17

INVESTMENT INCOME

Interest (including interest income of $320,325 from investments in affiliated issuers) (Note 5)	$32,857,772

Dividends	281,105

Total investment income	33,138,877

EXPENSES

Compensation of Manager (Note 2)	4,114,430

Investor servicing fees (Note 2)	1,067,316

Custodian fees (Note 2)	21,589

Trustee compensation and expenses (Note 2)	43,151

Distribution fees (Note 2)	1,797,504

Administrative services (Note 2)	21,662

Other	390,116

Fees waived and reimbursed by Manager (Note 2)	(9,946)

Total expenses	7,445,822

Expense reduction (Note 2)	(2,533)

Net expenses	7,443,289

Net investment income	25,695,588

Net realized loss on investments (Notes 1 and 3)	(15,848,072)

Net realized loss on foreign currency transactions (Note 1)	(89,498)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	41,099

Net unrealized appreciation of investments during the year	59,024,400

Net gain on investments	43,127,929

Net increase in net assets resulting from operations	$68,823,517

The accompanying notes are an integral part of these financial statements.

34 Floating Rate Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 2/28/17	Year ended 2/29/16

Operations

Net investment income	$25,695,588	$29,073,161

Net realized loss on investments
and foreign currency transactions	(15,937,570)	(10,329,827)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	59,065,499	(45,155,264)

Net increase (decrease) in net assets resulting
from operations	68,823,517	(26,411,930)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(11,455,441)	(12,232,693)

Class B	(552,902)	(630,051)

Class C	(2,747,218)	(3,355,857)

Class M	(151,807)	(180,652)

Class R	(19,430)	(19,619)

Class Y	(11,798,306)	(13,117,638)

From return of capital
Class A	—	(548,943)

Class B	—	(28,274)

Class C	—	(150,594)

Class M	—	(8,107)

Class R	—	(880)

Class Y	—	(588,655)

Increase (decrease) from capital share transactions (Note 4)	137,016,664	(67,305,479)

Total increase (decrease) in net assets	179,115,077	(124,579,372)

NET ASSETS

Beginning of year	639,703,495	764,282,867

End of year (including undistributed net investment
income of $94,418 and distributions in excess of net
investment income of $566,428, respectively)	$818,818,572	$639,703,495

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund 35

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized									of expenses	investment
	value,		and unrealized	Total from	From	From			Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Redemption	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	of capital	distributions	fees	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A

February 28, 2017	$8.11	.30	.53	.83	(.31)	—	(.31)	—	$8.63	10.40	$338,129	1.03[e]	3.54[e]	49

February 29, 2016	8.79	.34	(.65)	(.31)	(.35)	(.02)	(.37)	—	8.11	(3.74)	272,430	1.02	3.98	46

February 28, 2015	9.00	.34	(.21)	.13	(.34)	—	(.34)	—	8.79	1.46	310,048.99		3.78	43

February 28, 2014	8.94	.35	.06	.41	(.35)	—	(.35)	—[d]	9.00	4.68	443,679	1.02	3.85	64

February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	—[d]	8.94	7.42	293,610	1.03	4.81	63

Class B

February 28, 2017	$8.11	.29	.53	.82	(.30)	—	(.30)	—	$8.63	10.18	$16,461	1.23[e]	3.35[e]	49

February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	8.11	(3.82)	14,951	1.22	3.78	46

February 28, 2015	9.00	.32	(.22)	.10	(.32)	—	(.32)	—	8.78	1.14	16,534	1.19	3.59	43

February 28, 2014	8.94	.33	.06	.39	(.33)	—	(.33)	—[d]	9.00	4.47	19,546	1.22	3.65	64

February 28, 2013	8.75	.41	.21	.62	(.43)	—	(.43)	—[d]	8.94	7.21	11,837	1.23	4.61	63

Class C

February 28, 2017	$8.11	.24	.53	.77	(.25)	—	(.25)	—	$8.63	9.58	$100,047	1.78[e]	2.80[e]	49

February 29, 2016	8.78	.28	(.65)	(.37)	(.29)	(.01)	(.30)	—	8.11	(4.35)	89,412	1.77	3.23	46

February 28, 2015	9.00	.27	(.22)	.05	(.27)	—	(.27)	—	8.78	.58	108,399	1.74	3.04	43

February 28, 2014	8.93	.28	.07	.35	(.28)	—	(.28)	—[d]	9.00	4.01	126,350	1.77	3.11	64

February 28, 2013	8.75	.36	.20	.56	(.38)	—	(.38)	—[d]	8.93	6.51	91,013	1.78	4.06	63

Class M

February 28, 2017	$8.11	.30	.53	.83	(.31)	—	(.31)	—	$8.63	10.35	$4,095	1.08[e]	3.50[e]	49

February 29, 2016	8.79	.34	(.66)	(.32)	(.34)	(.02)	(.36)	—	8.11	(3.79)	4,048	1.07	3.93	46

February 28, 2015	9.00	.33	(.21)	.12	(.33)	—	(.33)	—	8.79	1.41	4,707	1.04	3.74	43

February 28, 2014	8.94	.34	.07	.41	(.35)	—	(.35)	—[d]	9.00	4.63	5,646	1.07	3.82	64

February 28, 2013	8.75	.42	.21	.63	(.44)	—	(.44)	—[d]	8.94	7.37	5,592	1.08	4.78	63

Class R

February 28, 2017	$8.11	.28	.53	.81	(.29)	—	(.29)	—	$8.63	10.13	$466	1.28[e]	3.32[e]	49

February 29, 2016	8.78	.32	(.65)	(.33)	(.33)	(.01)	(.34)	—	8.11	(3.87)	504	1.27	3.72	46

February 28, 2015	9.00	.31	(.21)	.10	(.32)	—	(.32)	—	8.78	1.09	658	1.24	3.55	43

February 28, 2014	8.94	.32	.07	.39	(.33)	—	(.33)	—[d]	9.00	4.42	635	1.27	3.61	64

February 28, 2013	8.75	.40	.21	.61	(.42)	—	(.42)	—[d]	8.94	7.16	468	1.28	4.56	63

Class Y

February 28, 2017	$8.12	.32	.54	.86	(.34)	—	(.34)	—	$8.64	10.67	$359,621	.78[e]	3.78[e]	49

February 29, 2016	8.80	.36	(.65)	(.29)	(.37)	(.02)	(.39)	—	8.12	(3.49)	258,358.77		4.23	46

February 28, 2015	9.01	.36	(.21)	.15	(.36)	—	(.36)	—	8.80	1.71	323,936.74		4.04	43

February 28, 2014	8.95	.37	.06	.43	(.37)	—	(.37)	—[d]	9.01	4.94	402,370.77		4.10	64

February 28, 2013	8.76	.45	.21	.66	(.47)	—	(.47)	—[d]	8.95	7.69	267,654.78		5.06	63

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

36 Floating Rate Income Fund	Floating Rate Income Fund 37

Notes to financial statements 2/28/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2016 through February 28, 2017.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. Under normal circumstances, the fund will invest at least 80% of its net assets in income-producing floating rate loans and other floating rate debt securities. This policy may be changed only after 60 days’ notice to shareholders. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares will be closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses

38 Floating Rate Income Fund

unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less); such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is

Floating Rate Income Fund 39

determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $29,854 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal

40 Floating Rate Income Fund

to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 28, 2017, the fund had a capital loss carryover of $61,477,895 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover

Short-term	Long-term	Total	Expiration

$1,226,081	$18,056,364	$19,282,445	*

42,195,450	N/A	42,195,450	February 28, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $10,439,161 recognized during the period between November 1, 2016 and February 28, 2017 to its fiscal year ending February 28, 2018.

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from late year loss deferrals, the expiration of a capital loss carryover, dividends payable and defaulted bond interest. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,690,362 to decrease distributions in excess of net investment income, $20,957,969 to decrease paid-in capital and $19,267,607 to decrease accumulated net realized loss.

Floating Rate Income Fund 41

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$21,272,136

Unrealized depreciation	(23,066,169)

Net unrealized depreciation	(1,794,033)

Undistributed ordinary income	812,348

Capital loss carryforward	(61,477,895)

Post-October capital loss deferral	(10,439,161)

Cost for federal income tax purposes	$859,635,565

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.567% of the fund’s average net assets.

Putnam Management has contractually agreed, through June 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $9,946.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined

42 Floating Rate Income Fund

contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services, Inc. had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$457,818	Class R	830

Class B	23,311	Class Y	441,732

Class C	137,496	Total	$1,067,316

Class M	6,129

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,533 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $616, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$777,956

Class B	1.00%	0.45%	71,223

Class C	1.00%	1.00%	933,025

Class M	1.00%	0.30%	12,481

Class R	1.00%	0.50%	2,819

Total			$1,797,504

Floating Rate Income Fund 43

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $4,222 and $78 from the sale of class A and class M shares, respectively, and received $1,132 and $2,738 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1,060 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$487,058,109	$339,633,069

U.S. government securities (Long-term)	—	—

Total	$487,058,109	$339,633,069

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class A	Shares	Amount	Shares	Amount

Shares sold	16,969,093	$144,805,202	13,492,815	$115,946,002

Shares issued in connection with
reinvestment of distributions	1,199,011	10,233,988	1,344,841	11,493,523

	18,168,104	155,039,190	14,837,656	127,439,525

Shares repurchased	(12,586,961)	(107,398,235)	(16,531,463)	(141,118,084)

Net increase (decrease)	5,581,143	$47,640,955	(1,693,807)	$(13,678,559)

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class B	Shares	Amount	Shares	Amount

Shares sold	405,144	$3,458,946	392,101	$3,380,614

Shares issued in connection with
reinvestment of distributions	58,975	502,966	69,316	591,816

	464,119	3,961,912	461,417	3,972,430

Shares repurchased	(400,397)	(3,411,735)	(499,632)	(4,254,266)

Net increase (decrease)	63,722	$550,177	(38,215)	$(281,836)

44 Floating Rate Income Fund

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class C	Shares	Amount	Shares	Amount

Shares sold	2,964,747	$25,332,337	1,912,700	$16,363,550

Shares issued in connection with
reinvestment of distributions	285,310	2,432,399	361,484	3,088,649

	3,250,057	27,764,736	2,274,184	19,452,199

Shares repurchased	(2,683,313)	(22,828,634)	(3,586,406)	(30,609,059)

Net increase (decrease)	566,744	$4,936,102	(1,312,222)	$(11,156,860)

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class M	Shares	Amount	Shares	Amount

Shares sold	90,155	$768,763	57,691	$499,345

Shares issued in connection with
reinvestment of distributions	16,892	143,993	21,162	180,850

	107,047	912,756	78,853	680,195

Shares repurchased	(131,689)	(1,123,737)	(115,492)	(986,105)

Net decrease	(24,642)	$(210,981)	(36,639)	$(305,910)

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class R	Shares	Amount	Shares	Amount

Shares sold	30,515	$258,114	49,978	$419,115

Shares issued in connection with
reinvestment of distributions	1,666	14,192	2,181	18,821

	32,181	272,306	52,159	437,936

Shares repurchased	(40,374)	(346,200)	(64,898)	(558,103)

Net decrease	(8,193)	$(73,894)	(12,739)	$(120,167)

	YEAR ENDED 2/28/17		YEAR ENDED 2/29/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	21,671,509	$185,565,218	11,766,010	$100,649,404

Shares issued in connection with
reinvestment of distributions	815,738	6,978,242	710,720	6,071,285

	22,487,247	192,543,460	12,476,730	106,720,689

Shares repurchased	(12,690,902)	(108,369,155)	(17,481,702)	(148,482,836)

Net increase (decrease)	9,796,345	$84,174,305	(5,004,972)	$(41,762,147)

At the close of the reporting period, Putnam Investments, LLC owned 1,242 class R shares of the fund (2.3% of class R shares outstanding), valued at $10,718.

Floating Rate Income Fund 45

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Short Term
Investment Fund*	$41,683,464	$326,421,049	$295,986,437	$320,325	$72,118,076

Totals	$41,683,464	$326,421,049	$295,986,437	$320,325	$72,118,076

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$3,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$—	Payables	$29,854

Total		$—		$29,854

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total

Foreign exchange contracts	$(91,125)	$(91,125)

Total	$(91,125)	$(91,125)

46 Floating Rate Income Fund

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total

Foreign exchange contracts	$41,397	$41,397

Total	$41,397	$41,397

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	Total

Assets:

Forward currency contracts #	$—	$—	$—	$—

Total Assets	$—	$—	$—	$—

Liabilities:

Forward currency contracts #	8,476	145	21,233	29,854

Total Liabilities	$8,476	$145	$21,233	$29,854

Total Financial and Derivative Net Assets	$(8,476)	$(145)	$(21,233)	$(29,854)

Total collateral received (pledged)†##	$—	$—	$—

Net amount	$(8,476)	$(145)	$(21,233)

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

Floating Rate Income Fund 47

Federal tax information (Unaudited)

The fund designated 1.02% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 1.02%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $4,697,274 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

48 Floating Rate Income Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Floating Rate Income Fund 49

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

50 Floating Rate Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2017, there were 112 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	Susan G. Malloy (Born 1957)
General Counsel, Putnam Investments,	Vice President and Assistant Treasurer
Putnam Management, and Putnam Retail Management	Since 2007
Director of Accounting & Control Services,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance, Putnam
Michael J. Higgins (Born 1976)	Investments and Putnam Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting and Corporate
Governance, Assistant Clerk, and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Floating Rate Income Fund 51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52 Floating Rate Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj P. Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
Independent Registered	Principal Executive Officer,	Vice President, Director of
Public Accounting Firm	and Compliance Liaison	Proxy Voting and Corporate
KPMG LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

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AN096 305429 4/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 28, 2017	$94,651	$ —	$7,650	$ —
February 29, 2016	$91,677	$ —	$7,400	$ —

For the fiscal years ended February 28, 2017 and February 29, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,650 and $7,400 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 28, 2017	$ —	$ —	$ —	$ —

February 29, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 27, 2017